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                                              THE FINOVA GROUP INC.
                                           CONSOLIDATED BALANCE SHEET
                                             (Dollars in Thousands)
                                                   (Unaudited)

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                                                                       March 7,                             July 31,
                                                                         2001                                 2001
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
ASSETS
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CASH AND CASH EQUIVALENTS                                           $   1,329,776                        $   3,423,871

INVESTMENT IN FINANCING TRANSACTIONS:
  Loans and other financing contracts                                   7,580,605                            6,518,221

  Direct financing leases                                                 510,193                              470,464

  Operating leases                                                        542,229                              459,486

  Leveraged leases                                                        806,985                              220,398

  Financing contracts held for sale                                       419,811                              387,458
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                                                                        9,859,823                            8,056,027
  Less reserve for credit losses                                         (592,668)                            (691,605)
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NET INVESTMENT IN FINANCING TRANSACTIONS                                9,267,155                            7,364,422

INVESTMENTS                                                               283,996                              271,082
GOODWILL, NET OF ACCUMULATED AMORTIZATION                                  44,926                               43,656
OTHER ASSETS                                                              379,164                              440,307
NET ASSETS OF DISCONTINUED OPERATIONS                                     766,503                              364,465
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                                                                    $  12,071,520                        $  11,907,803
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LIABILITIES AND SHAREOWNERS' EQUITY
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LIABILITIES:
Liabilites not subject to Chapter 11 proceedings:
   Accounts payable and accrued expenses                            $           -                        $      50,454
Liabilites subject to Chapter 11 proceedings:
   Secured:
     Fixed rate nonrecourse notes                                           5,813                                2,820
   Unsecured:
     Accounts payable and accrued expenses                                117,949                              139,364
     Interest payable                                                     154,673                              427,997
     Senior debt                                                       10,984,448                           10,992,231
     Deferred income taxes, net                                            38,146                               37,799
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                                                                       11,301,029                           11,650,665
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CONVERTIBLE PREFERRED SECURITIES                                          111,550                              111,550

SHAREOWNERS' EQUITY:
   Common stock, $0.01 par value, 400,000,000 shares
    authorized and 64,849,000 shares issued                                   648                                  648
   Additional capital                                                   1,110,332                            1,113,960
   Retained deficit                                                      (283,368)                            (792,879)
   Accumulated other comprehensive income (loss)                            1,093                               (3,373)
   Common stock in treasury                                              (169,764)                            (172,768)
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                                                                          658,941                              145,588
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                                                                    $  12,071,520                        $  11,907,803
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*  This monthly operating report is unaudited and has not been subjected to all procedures and reviews performed on the Company's quarterly unaudited financial statements filed with the U.S. Securities and Exchange Commission. The individual entity financial statements are not necessarily reported in conformity with generally accepted accounting principles. You should not rely on the accuracy or completeness of this report.

** This report is prepared on a consolidated basis, and includes non-filing entities.
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